UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2007 (June 26, 2007)
MBI Financial, Inc.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
2-42114
(Commission File Number)
75-1310613
(IRS Employer Identification No.)
1845 Woodall Rogers, Suite 1020 — Dallas, TX (75201)
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 468-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations
Item 1.01 Entry into a Definitive Material Agreement.
On June 29, 2007, the registrant entered into a loan agreement and issued a promissory note to obtain a loan of $800,000 from a private lender. The loan bears interest at eighteen percent (18%) per annum and matures on September 29, 2007. The loan is secured by all of the registrant’s assets pursuant to a security agreement dated June 29, 2007 between the registrant and the private lender. The proceeds of the loan are expected to be used for acquisitions and working capital.
This report, including the foregoing descriptions of the terms and conditions of the loan agreement, promissory note, and security agreement, is qualified in its entirety by reference to the loan agreement, promissory note, and security agreement furnished as Exhibits 10.1, 10.2, and 10.3 hereto, respectively, and incorporated herein by reference. See also Items 2.03 and 9.01 of this report. The information in Items 2.03 and 9.01 of this report is incorporated in this Item 1.01 by reference.
Section 2—Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On June 29, 2007, the registrant entered into a loan agreement to obtain a loan of $800,000 from a private lender. The loan bears interest at eighteen percent (18%) per annum and matures on September 29, 2007. The loan is secured by all of the registrant’s assets pursuant to a security agreement dated June 29, 2007 between the registrant and the private lender. The Registrant also issued a warrant to the private lender for 1,600,000 at an exercise price of $0.40 per share. The proceeds of the loan are expected to be used for acquisitions and working capital.
This report, including the foregoing descriptions of the terms and conditions of the loan agreement, warrant, and security agreement, is qualified in its entirety by reference to the loan agreement, warrant, and security agreement furnished as Exhibits 10.1, 10.2, and 10.3 hereto, respectively, and incorporated herein by reference. See also Items 1.01 and 9.01 of this report. The information in Items 1.01 and 9.01 of this report is incorporated in this Item 1.01 by reference.
Section 3 — Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.
As previously reported pursuant to the Form 8-K dated and filed April 18, 2007 by the registrant with the Commission, on April 17, 2007, the registrant (i) entered into a purchase agreement dated April 17, 2007 with an investor to sell 1,000 shares of Series C Convertible Preferred Stock of the registrant to the investor for $1,000 per share and (ii) in connection with the sale, issued a warrant dated April 17, 2007 to the investor to purchase up to 2,000,000 shares of common stock of the registrant, subject to adjustment, at an exercise price of $0.40 per share, subject to adjustment.
On June 29, 2007, the registrant entered into an amendment to the purchase agreement dated April 17, 2007 with the investor to reduce the number of shares of Series C Convertible Preferred Stock sold to the investor pursuant to the purchase agreement from 1,000 shares to 300 shares. The Series C Convertible Preferred Stock provides for a 15% dividend rate, which is guaranteed for one year, and is initially convertible into common stock of the registrant The initial conversion rate for every two shares of convertible preferred stock, the investor will receive three shares of the registrant’s common stock. The sale of the preferred stock to the accredited investor was made in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

In connection with the amendment and in exchange for the original warrant, which was cancelled, on June 29, 2007, the registrant issued a new warrant dated June 29, 2007 to the investor to purchase up to 600,000 shares of common stock of the registrant, subject to adjustment, at an exercise price of $0.40 per share, subject to adjustment. The new warrant includes a cashless exercise provision and expires five years from the date of issuance. The issuance of the warrant to the accredited investor was made in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.
This report, including the foregoing descriptions of the terms and conditions of the amended and restated purchase agreement and the newly issued warrant, is qualified in its entirety by reference to the amended and restated purchase agreement and the newly issued warrant furnished as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated herein by reference. See also Item 9.01 of this report. The information in Item 9.01 of this report is incorporated in this Item 3.02 by reference.
On June 29, 2007 and on July 17, 2007, the registrant (i) entered into a purchase agreements dated June 29, 2007 and July 17, 2007, respectively, in substantially the form furnished as Exhibit 99.1 hereto with each of six (6) investors to sell 200, 200, 200, 160, 100 and 100 shares, respectively, of common stock of the registrant to the investors for $1,000 per share and (ii) in connection with the sales, issued a warrant dated June 29, 2007 and July 17, 2007, respectively, in substantially the form furnished as Exhibit 99.2 hereto to each of the investors to purchase up to 400,000, 400,000, 300,000, 240,000, 200,000, and 150,000 shares, respectively, of common stock of the registrant, subject to adjustment, at an exercise price of $0.40 per share, subject to adjustment. The warrants include a cashless exercise provision and expire five years from the date of issuance. The issuance of the warrant to the accredited investor was made in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.
From June 26, 2007 to June 29, 2007, the registrant entered into conversion agreements in substantially the form furnished as Exhibit 99.3 hereto with each of four (4) debt holders to sell 125,000, 125,000, 62,500, and 62,500 shares, respectively, of common stock of the registrant to the accredited investors in exchange for cancellation of debt owed by the registrant to the accredited investors in the aggregate principal amount of 50,000, 50,000, 25,000, and 25,000, respectively. In connection with this debt conversion, the Registrant issued a warrant to each debt holder, in substantially the form furnished as Exhibit 99.2 hereto to each of the debt holders to purchase up to 125,000, 125,000, 62,500 and 62,500 shares, respectively, of common stock of the registrant, subject to adjustment, at an exercise price of $0.40 per share, subject to adjustment. The warrants include a cashless exercise provision and expire five years from the date of issuance. The issuance of the common shares and warrants to the debt holders as a result of the debt conversion was made in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.
This report, including the foregoing descriptions of the terms and conditions of the purchase agreements, is qualified in its entirety by reference to the form of conversion agreement furnished as Exhibit 99.3 hereto and incorporated herein by reference. See also Item 9.01 of this report. The information in Item 9.01 of this report is incorporated in this Item 3.02 by reference.

Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Loan Agreement dated June 29, 2007 between MBI Financial, Inc. and a private lender (furnished herewith and incorporated herein by reference)

10.2	Warrant dated June 29, 2007 issued by MBI Financial, Inc. to a private lender (furnished herewith and incorporated herein by reference)

10.3	Security Agreement dated June 29, 2007 between MBI Financial, Inc. and a private lender (furnished herewith and incorporated herein by reference)

99.1	Form of Purchase Agreement between MBI Financial, Inc. and investors (furnished herewith and incorporated herein by reference)

99.2	Warrant issued by MBI Financial, Inc. to investors (furnished herewith and incorporated herein by reference)

99.3	Form of Conversion Agreement (furnished herewith and incorporated herein by reference)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBI Financial, Inc. (Registrant) Date: July 30, 2007
/s/ Patrick A. McGeeney
Patrick A. McGeeney, Chairman, Chief Executive Officer and President